Exhibit 10.2

LAMMOT J. DU PONT

FIRST AMENDMENT

TO

AMENDED AND RESTED EMPLOYMENT AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESATED EMPLOYMENT AGREEMENT (this “First Amendment”) is dated as of May 21, 2012, by and between DuPont Fabros Technology, Inc., a Maryland corporation (the “Company”), DF Property Management LLC, a Delaware limited liability company (the “LLC”), and Lammot J. du Pont (the “Executive”).

A. The Company, the LLC and the Executive are parties to an Amended and Restated Employment Agreement (the “Original Agreement”), dated as of October 27, 2011.

B. The parties desire to amend the Original Agreement to make certain revisions to the definition of “Good Reason”.

Accordingly, the parties hereto agree as follows:

1. Section 6.5 of the Original Agreement is hereby amended to remove clause (v) from the definition of “Good Reason”.

2. Unless specifically modified herein, all other terms and conditions of the Original Agreement shall remain in effect.

IN WITNESS WHEREOF, the parties hereto have signed their names as of the day and year first above written.

DUPONT FABROS TECHNOLOGY, INC.

By:	/s/ Mark L. Wetzel
Name:	Mark L. Wetzel
Title:	Executive Vice President, Chief Financial Officer and Treasurer

DF PROPERTY MANAGEMENT LLC

By:	DuPont Fabros Technology, L.P., its Managing Member

	By:	DuPont Fabros Technology, Inc., its General Partner

		By:	/s/ Mark L. Wetzel
		Name:	Mark L. Wetzel
		Title:	Executive Vice President, Chief Financial Officer and Treasurer

/s/ Lammot J. du Pont
Lammot J. du Pont